                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K/A-2


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    September 29, 1998



                             SERACARE, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                 0-21781                  95-4343492
--------------------------------------------------------------------------------
(State or other           (Commission               (I.R.S. Employer
jurisdiction of           File Number)               Identification
incorporation)                                            Number)


1925 Century Park East, Suite 1970, Los Angeles, California  90067
--------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (310) 772-7777



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Total sequentially numbered pages in this document: __.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           (b) Pro forma financial information

               1. Unaudited Pro forma Consolidated Statement of Operations of the Company for the six months ended August 31, 1998.

               3.   Unaudited Pro forma Consolidated Statement of
                    Operations of the Company for the twelve months ended February 28, 1998.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SERACARE, INC.



Date:     March 10, 1999       By:  /S/  Barry D. Plost
         -------------------       --------------------------------------------
                                   Barry D. Plost
                                   Chairman of the Board, President
                                        and Chief Executive Officer

                               By: /S/   Jerry L. Burdick
                                   --------------------------------------------
                                   Jerry L. Burdick
                                   Executive Vice President and
                                        Chief Financial Officer

Item 7. (b)  Pro forma financial information

The following unaudited pro forma condensed Consolidated Statement of Operations for the six months ended August 31, 1998 is based on the unaudited historical Consolidated Financial Statements of the Company included in the Company's Quarterly Report on Form 10QSB and has been adjusted to give effect to the acquisition of American Plasma, Inc. using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the Pro Forma Statements. The unaudited pro forma Statement of Operations for the twelve months ended February 28, 1998 is based on the audited historical Consolidated Financial Statements of the Company included in the Company's Annual Report on Form 10KSB and has been adjusted to give effect to the acquisitions of: American Plasma, Inc.; Western States Group, Inc.; The operating assets of Consolidated Technologies, Inc.; and the five plasma collection centers acquired from American Plasma Managemenrt, Inc. et al, using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the Pro Forma Statements. The Historical Unaudited Balance Sheet of the Company as of August 31, 1998 included in the Company's Quarterly Report on Form 10QSB gives effect to the acquisition of American Plasma, Inc. The pro forma condensed consolidated statements of operation give effect to the indicated transactions as if they occurred on the first day of each such period.

The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The pro forma statements of operation do not purport to represent what the Company's financial results of operations would actually have been had the transaction in fact occurred on such dates or to project the Company's financial position or results of operations for any future period.

The Pro Forma Statements and the Notes thereto should be read in conjunction with the historical Consolidated Financial Statements of the Company and Notes thereto included in the Company's Annual Report on Form 10KSB for the year ended February 28, 1998 which is hereby incorporated by this reference and the historical Consolidated Financial Statements of American Plasma, Inc. and Notes thereto for the years ended December 31, 1997 and 1996 included in the initial filing of this Form 8-K.

SERACARE, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 1998
(In whole dollars, except per share data)
(Unaudited)

                                                                 American       Pro forma
                                              SeraCare, Inc.   Plasma, Inc.    Adjustments     Proforma
                                               Historical (2) Historical (3)      (1)        Consolidated
                                               -------------  -------------  -------------  -------------
Net sales                                      $  18,873,000  $   4,020,879  $      (2,000) $  22,891,879
Cost of Sales                                     14,655,794      3,785,029         42,268     18,483,091
                                               -------------  -------------  -------------  -------------
Gross profit                                       4,217,206        235,850        (44,268)     4,408,788

General and administrative expenses                1,728,397        348,804       (213,794)     1,863,407
                                               -------------  -------------  -------------  -------------

Net income (loss) from operations                  2,488,809       (112,954)       169,526      2,545,381

Interest income (expense) - net                   (2,046,763)       (18,430)      (236,570)    (2,301,763)
Other income (expense) - net                         451,436         (2,599)         2,599        451,436
                                               -------------  -------------  -------------  -------------
Income before taxes                            $     893,482       (133,983)       (64,445)       695,054
Taxes on Income                                                      52,273        (52,273)            -
                                               -------------  -------------  -------------  -------------

Net income (loss)                              $     893,482  $     (81,710) $    (116,718) $     695,054
                                               -------------  -------------  -------------  -------------
                                               -------------  -------------  -------------  -------------

Earnings (loss) per common share
  Basic                                                                                     $       0.096
                                                                                            -------------
                                                                                            -------------
  Diluted                                                                                   $       0.059
                                                                                            -------------
                                                                                            -------------

Weighted Average Common Shares
  Basic                                                                                         7,243,918
                                                                                            -------------
                                                                                            -------------
  Diluted                                                                                      11,777,067
                                                                                            -------------
                                                                                            -------------

SERACARE, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 1998
(Unaudited)

1. Proforma adjustments for the six months ended August 31, 1998 consist of the following:

SALES
  Eliminate income not related to operation acquired                       (2,000)
                                                                       ----------

DIRECT COSTS
  Add amortization of donor base & FDA licenses acquired                   34,580
  Add depreciation of fair market value of property
   and equipment acquired                                                  55,000
  Eliminate depreciation of old basis in property and equipment            47,312
                                                                       ----------
                                                                           42,268
                                                                       ----------

GENERAL AND ADMINISTRATIVE EXPENSES
  Add amortization of goodwill from acquitision                            66,052
  Eliminate amortization of old basis in goodwill                         (43,490)
  Eliminate administrative overhead not acquired                         (236,358)
                                                                       ----------
                                                                         (213,794)
                                                                       ----------

INTEREST INCOME (EXPENSE) - NET
  Add interest expense on cash borrowed and used in acquisitions:
    American Plasma, Inc.                                                (255,000)
  Eliminate interest expense on obligations not acquired                   18,430
                                                                       ----------
                                                                         (236,570)
                                                                       ----------

OTHER INCOME (EXPENSE) - NET
  Eliminate other expense not related to operation
    acquired                                                                2,599
                                                                       ----------

TAXES ON INCOME
  Historical taxes on income have been eliminated
   in favor of an overall calculation which reflects
   available loss carryforwards                                           (52,273)
                                                                       ----------


2. SeraCare, Inc. Historical includes two months of activity for American Plasma, Inc.

3. American Plasma, Inc. Historical reflects four months of activity, from March 1, 1998 to June 30, 1998

SERACARE, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1998
(In whole dollars, except per share data)
(Unaudited)

                                                                                             American
                                                                           Consolidated      Plasma
                                          American        Western States  Technologies,    Management,    Pro forma
                           SeraCare, Inc. Plasma, Inc.      Group, Inc.   Inc. Historical Inc.Historical  Adjustments   Proforma
                           Historical (2) Historical (3)  Historical (4)      (4)             (5)             (1)      Consolidated
                          ----------------------------------------------------------------------------------------------------------
Net sales                     12,410,970   17,263,349        7,885,895     3,356,257      4,501,503         (126,000)    45,291,974
Cost of sales                 10,774,398   15,535,267        5,938,863     2,315,687      3,622,152          (67,313)    38,119,054
                          --------------- ------------  ---------------  ------------  -------------     ------------ --------------

Gross profit                   1,636,572    1,728,082        1,947,032     1,040,570        879,351          (58,687)     7,172,920
General and
  administrative expenses      1,479,296    1,054,297        1,626,575       827,557      1,175,453       (2,576,060)     3,587,118
                          --------------- ------------  ---------------  ------------  -------------  --------------- --------------

Net income (loss) from
  operations                     157,276      673,785          320,457       213,013       (296,102)       2,517,373      3,585,802
Interest income
  (expense) - net               (533,105)     (76,218)          14,060      (171,296)       (92,973)      (1,913,349)    (2,772,881)
Other income
  (expense) - net                854,682      (33,211)          44,857        41,483         64,560          (31,349)       941,022
                          --------------- ------------  ---------------  ------------  -------------  --------------- --------------

Income before taxes              478,853      564,356          379,374        83,200       (324,515)         572,675      1,753,943
Taxes on income                        -            -                -             -              -                -              -
                          --------------- ------------  ---------------  ------------  -------------  --------------- --------------

Net income (loss)                478,853      564,356          379,374        83,200       (324,515)         572,675      1,753,943
                          --------------- ------------  ---------------  ------------  -------------  --------------- --------------
                          --------------- ------------  ---------------  ------------  -------------  --------------- --------------

Earnings (loss)
 per common share
  Basic                                                                                                                       0.326
                                                                                                                      --------------
                                                                                                                      --------------
  Diluted                                                                                                                     0.206
                                                                                                                      --------------
                                                                                                                      --------------

Weighted Average
 Common Shares
  Basic                                                                                                                   5,379,677
                                                                                                                      --------------
                                                                                                                      --------------
  Diluted                                                                                                                 8,499,627
                                                                                                                      --------------
                                                                                                                      --------------

SERACARE, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1998
(Unaudited)

1. PROFORMA ADJUSTMENTS FOR THE SIX MONTHS ENDED AUGUST 31, 1998 CONSIST OF THE
FOLLOWING:

SALES
 AMERICAN PLASMA MANAGEMENT INC.
  Eliminate income not related to operation acquired                          (126,000)
                                                                        ---------------

DIRECT COSTS
 WESTERN STATES GROUP, INC.
  Add amortization of goodwill from acquisition 90,870 CONSOLIDATED
 TECHNOLOGIES, INC.
  Eliminate Cone Bio Products & Cenetro Consulting Fees
    relating to operations not acquired                                         (2,611)
  Eliminate expense of Seguin Lab not acquired                                (175,539)
  Add amortization of goodwill from acquisition                                231,400
  Change in manufacturing processing from outside vendor
    to Consolidated Technologies, Inc.                                        (248,388)
 AMERICAN PLASMA MANAGEMENT, INC.
  Add amortization of donor base & FDA licenses acquired                        35,625
 AMERICAN PLASMA, INC.
  Add amortization of donor base & FDA licenses acquired 103,740 Add depreciation of fair market value of property
    and equipment acquired                                                     165,000
  Eliminate depreciation of old basis in property and
    equipment                                                                 (267,410)
                                                                        ---------------
                                                                               (67,313)
                                                                        ---------------

SERACARE, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1998
(Unaudited)

GENERAL AND ADMINISTRATIVE EXPENSES
 WESTERN STATES GROUP, INC.
  Eliminate non-business donations                                              (6,222)
  Eliminate non-business professional fees                                     (36,572)
  Elimination of pension plan expense - plan desolved                          (56,153)
  Elimination of expenses of condo not acquired                                (10,294)
  Reduce executive salaries and bonuses as per agreement                      (626,392)
 CONSOLIDATED TECHNOLOGIES, INC.
  Adjust executive salaries as per agreement                                    15,890
  Elimination of sales department                                              (76,161)
  Eliminate administrative salaries and expenses not
    acquired, including family members                                        (455,161)
 AMERICAN PLASMA MANAGEMENT, INC.
  Eliminate administrative overhead not acquired                              (673,635)
 AMERICAN PLASMA, INC.
  Add amortization of goodwill from acquisition                                198,156
  Eliminate amortization of old basis in  goodwill                            (130,470)
  Eliminate administrative overhead not acquired                              (719,046)
                                                                        ---------------
                                                                            (2,576,060)
                                                                        ---------------

INTEREST INCOME (EXPENSE) - NET
  Eliminate interest income - WS                                               (12,027)
Eliminate interest expense on obligations not acquired:
      CTI                                                                      187,642
      American Plasma Mangement, Inc.                                           56,973
      American Plasma, Inc.                                                     76,218
  Amortization of deferred debenture discount allocable
    to acquisition of WS and CTI                                              (493,210)
  Add interest expense on cash borrowed and used in acquisitions:
      WS and CTI                                                              (963,320)
      American Plasma, Inc.                                                   (765,625)
                                                                        ---------------
                                                                            (1,913,349)
                                                                        ---------------

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1998
(Unaudited)

OTHER INCOME (EXPENSE) - NET
  Eliminate other (income) expense not related to operation
    acquired
      American Plasma Management, Inc.                                         (64,560)
      American Plasma, Inc.                                                     33,211
                                                                        ---------------
                                                                               (31,349)
                                                                        ---------------


TAXES ON INCOME
  Historical taxes on income have been eliminated in favor of an overall calculation which reflects available loss carryforwards

2. INCLUDED IN SERACARE, INC. HISTORICAL ARE TWO MONTHS OF ACTIVITY FOR WESTERN STATES GROUP, INC. AND CONSOLIDATED TECHNOLOGIES, INC. AND THREE MONTHS OF ACTIVITY FOR AMERICAN PLASMA MANAGEMENT, INC.

3. AMERICAN PLASMA, INC. HISTORICAL REFLECTS TWELVE MONTHS OF ACTIVITY, FROM MARCH 1, 1997 TO FEBRUARY 28, 1998.

4. WESTERN STATES GROUP, INC. HISTORICAL AND CONSOLIDATED TECHNOLOGIES, INC. HISTORICAL REFLECTS TEN MONTHS OF ACTIVITY, FROM MARCH 1, 1997 TO DECEMBER 31, 1997.

5. AMERICAN PLASMA MANAGEMENT, INC. HISTORICAL REFLECTS NINE MONTHS OF ACTIVITY, FROM MARCH 1, 1997 TO NOVEMBER 30, 1997.